Exhibit 99.1

European Wax Center, Inc. Completes Refinancing Transaction

Plano, Texas, April 6, 2022 – European Wax Center, Inc. (NASDAQ:EWCZ) (together with its subsidiaries, the “Company”) today announced that it has completed its previously announced refinancing transaction. The new series of securitized notes include $400 million of Series 2022-1 Class A-2 Fixed Rate Senior Secured Notes (the “Class A-2 Notes”) with an anticipated repayment term of five years and a fixed interest rate of 5.5% per annum, payable quarterly. In addition to the Class A-2 Notes, the refinancing transaction includes a $40 million variable funding note facility (the “Variable Funding Notes”). As of the closing, none of the Variable Funding Notes have been drawn, but an undrawn letter of credit of approximately $5.6 million has been issued under the Variable Funding Notes.

The net proceeds of the Class A-2 Notes after deducting transaction expenses and original issue discount were approximately $372 million. The net proceeds are expected to be used, among other things:

•
to repay all of the existing indebtedness under the senior secured credit facilities. As of December 25, 2021, the Company had an outstanding principal amount of term loans under its senior secured credit facilities of $180.0 million; and
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to fund a one-time special dividend to stockholders.

The timing and amount of any dividend, including whether to fund in part with available excess cash, remains subject to the determination of the Company’s Board of Directors.

As a result of the refinancing transaction, the Company expects to incur incremental pre-tax interest expense of approximately $18 million in the second through fourth quarters of fiscal 2022. The Company is therefore updating its fiscal 2022 Adjusted Net Income outlook to $20 to $24 million from $35 million to $39 million.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security. The Notes to be offered have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

About European Wax Center

European Wax Center, Inc. (NASDAQ: EWCZ) is the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. European Wax Center, Inc. continues to revolutionize the waxing industry with its innovative Comfort Wax formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience. Delivering a 360-degree guest experience, it also offers a collection of proprietary products to help enhance and extend waxing results. Founded in 2004, European Wax Center, Inc. is headquartered in Plano, Texas. Its network includes 853 centers in 44 states as of December 25, 2021. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Investor Contacts:

Amir Yeganehjoo

Amir.Yeganehjoo@myewc.com

469-217-7486

Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media Contact:

Creative Media Marketing

Meredith Needle

Ewc@cmmpr.com

212-979-8884

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to statements regarding the Company’s operational and financial outlook for fiscal 2022, the whole business securitization, including the expected use of proceeds therefrom, and regarding the planned one-time special dividend to stockholders, which is subject to the Board’s determination as well as contractual and legal restrictions. Words including “anticipate,” “believe,” “continue,” “could” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management's current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: potential future impacts of the COVID-19 pandemic, including from variants thereof; the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its managements, employees, information systems and internal controls; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises, such as the COVID-19 pandemic, the Company’s operations and financial performance; the impact of rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the planned one-time special dividend to stockholders and the other important factors discussed under the caption “Risk Factors” in the Company’s Registration Statement filed on Form S-1 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com, including the Company’s Annual Report on Form 10-K for the year ended December 25, 2021.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.